                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                  Form 8-K/A

                                Current Report

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported):  July 11, 2000


                                Onvia.com, Inc.
            (Exact name of registrant as specified in its charter)

                                   000-29609
                           (Commission File Number)

     Delaware                              91-1859172
     (State or other jurisdiction of       (I.R.S. Employer Identification No.)
     incorporation)


                              1260 Mercer Street
                               Seattle, WA 98109
            (Address of principal executive offices, with zip code)

                                (206) 282-5170
             (Registrant's telephone number, including area code)
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This Current Report on Form 8-K/A amends the Current Report on Form 8-K filed by
Onvia.com, Inc., a Delaware corporation  (the "Company"), on July 26, 2000
                                               -------
solely to add the financial statements of the business acquired required by Item 7(a) and the pro forma financial information required by Item 7(b).


Item 7. Financial Statements and Exhibits

     (a)  Financial Statements of Business Acquired.
          -----------------------------------------

     Included herein as Exhibit 99.1 to this Current Report on Form 8-K/A are the balance sheet of Zanova, Inc. as of December 31, 1999, and the related statements of operations, changes in stockholders' equity and cash flows for the year then ended along with the notes to the financial statements. Also included are the unaudited balance sheet and statement of changes in stockholders' equity of Zanova, Inc. as of June 30, 2000 and the unaudited statements of operations and cash flows for the six months ended June 30, 2000 and 1999.

     (b)  Pro Forma Financial Information.
          -------------------------------

     The following documents appear as Exhibit 99.2 to this Current Report on Form 8-K/A:

     (1)  Unaudited Pro Forma Balance Sheet as of June 30, 2000;


     (2) Unaudited Pro Forma Statement of Operations for the six months ended June 30, 2000;

     (3) Unaudited Pro Forma Statement of Operations for the year ended December 31, 1999;

     (4)  Notes to the Unaudited Pro Forma Financial Statements.

     (c)  Exhibits.
          --------

          2.1 * Agreement and Plan of Merger dated June 9, 2000 among the Company, Zanova, Inc., a Delaware corporation, and Zanova Acquisition Corporation, a Delaware corporation and wholly-owned subsidiary of the Company.

          23.1      Consent of Ernst & Young LLP

          99.1      Financial Statements of Zanova, Inc.

          99.2      Unaudited Pro Forma Financial Statements

          _______________

          *    Previously filed.
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                                  SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   Onvia.com, Inc.



Date: September 15, 2000           By:/s/ Mark T. Calvert
                                      -----------------------------------------
                                      Mark T. Calvert
                                      Vice President and Chief Financial Officer
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                               INDEX TO EXHIBITS



     Exhibit
     Number    Description
     ------    -----------

     2.1 * Agreement and Plan of Merger dated June 9, 2000 among the Company, Zanova, Inc., a Delaware corporation, and Zanova Acquisition Corporation, a Delaware corporation and wholly-owned subsidiary of the Company.

     23.1      Consent of Ernst & Young LLP

     99.1      Financial Statements of Zanova, Inc.

     99.2      Unaudited Pro Forma Financial Statements

     ___________________

     *    Previously filed.